Exhibit 10.2

Execution Version

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 28, 2020, is among ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation (the “Borrower”), the various financial institutions party hereto (collectively, the “Lender Parties”) and The Bank of Nova Scotia, as administrative agent (the “Administrative Agent”) for the Lender Parties.

PRELIMINARY STATEMENTS

(1)            The Borrower, the various financial institutions party thereto and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of April 5, 2019, as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (such Amended and Restated Credit Agreement as in effect immediately prior to giving effect to this Amendment, the “Existing Agreement” and as amended hereby, the “Amended Agreement”); and

(2)            The Borrower and the Lender Parties have agreed to amend the Existing Agreement as hereinafter set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Existing Agreement. The Borrower, the Administrative Agent and the Lender Parties agree that the Existing Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended on the Amendment Effective Date as follows:

(a)            The definition of “Waiver Period” in Section 1.1 of the Existing Agreement shall be amended and restated in its entirety as follows:

“Waiver Period” means the period commencing on the Waiver Effective Date and ending on December 31, 2021.

(b)            Section 1.1 of the Existing Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:

“Adjustable Amount” means, as of any time of determination, $500,000,000 minus the product of (i) 25% and (ii) the aggregate amount of New Capital at such time; provided the Adjustable Amount shall not be less than $350,000,000; provided, further, if, at any time after the First Waiver Extension Date, the aggregate amount of New Capital is equal to or greater than $500,000,000, then the Adjustable Amount shall be $350,000,000.

“Available Proceeds” means, without duplication, the aggregate amount of any Excess Proceeds (as defined in the Secured Indenture or the Unsecured Indenture) that remain unapplied after compliance with the "Asset Sale Offer" provisions of Section 4.09(c) of each of the Secured Indenture and the Unsecured Indenture (and any similar asset sale offer provisions of any other documentation governing Indebtedness of the Borrower or any of its Subsidiaries).

“First Waiver Extension Date” means July 28, 2020.

Royal Caribbean – Amendment

“New Capital” means the gross amount of proceeds from any capital (whether in the form of debt, equity or otherwise) raised by the Borrower or any of its Subsidiaries after the First Waiver Extension Date; provided that proceeds of any capital raise which are used substantially concurrently for (i) the purchase price of a new Vessel or (ii) repayment of existing Indebtedness (other than Indebtedness (x) maturing within one year of the date of such repayment or (y) under any revolving credit agreement the repayment of which is not accompanied by a corresponding permanent reduction in the related revolving credit commitments), in each case, shall not constitute New Capital.

“Secured Indenture” means that certain Indenture dated as of May 19, 2020 among the Borrower, certain subsidiaries of the Borrower, and The Bank of New York Mellon Trust Company, N.A., as trustee and security agent, as in effect on the First Waiver Extension Date.

“Unsecured Indenture” means that certain Indenture dated as of June 9, 2020 among the Borrower, RCI Holdings LLC, and The Bank of New York Mellon Trust Company, N.A., as trustee, as in effect on the First Waiver Extension Date.

(c)            The text that appears following the first semicolon in clause (c) of Section 6.1.1 of the Existing Agreement shall be amended and restated in its entirety as follows:

; it being understood and agreed, for the avoidance of doubt, that no such certificate shall be required to be delivered with respect to any Fiscal Quarter or Fiscal Year ending on June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021, September 30, 2021 or December 31, 2021;

(d)            Section 6.1.1 of the Existing Agreement shall be further amended by adding the following new clauses (i) and (j) after clause (h) thereof:

(i)            within ten Business Days after the end of each month during the Waiver Period, a certificate, executed by the chief financial officer, the treasurer or the corporate controller of the Borrower, showing (x) a breakdown of customer deposits between valid cruises, cancelled cruises and future cruise certificates and (y) a reconciliation of the Borrower’s consolidated customer deposit balance, in substantially the form attached hereto as Exhibit I;

(j)            within fifteen Business Days after the end of each fiscal quarter during the Waiver Period, updated liquidity projections, in substantially the form attached hereto as Exhibit J, covering the next twelve month period;

(e)            Section 6.2.9 of the Existing Agreement shall be amended and restated in its entirety as follows:

SECTION 6.2.9           Minimum Liquidity. The Borrower will not allow the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries as determined in accordance with GAAP to be less than the Adjustable Amount as of (i) the last day of any calendar month during the Waiver Period, or (ii) if the Borrower is not in compliance with the requirements of this Section 6.2.9 as of the last day of any calendar month during the Waiver

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Period, the date the certificate required by Section 6.1.1(h) with respect to such month is delivered to the Administrative Agent.

(f)            Section 6.2.10 of the Existing Agreement shall be amended by adding the following text after clause (b) thereof:

(c)            The Borrower will not, and will not cause or permit any of its Subsidiaries to, directly or indirectly, make any Restricted Investment (as defined in the Secured Indenture or the Unsecured Indenture) during the Waiver Period that is not permitted by the Secured Indenture and the Unsecured Indenture (assuming the Secured Indenture and the Unsecured Indenture are in effect at the time of the making of such Restricted Investment, regardless of whether such indentures are actually in effect or have been amended after the First Waiver Extension Date); provided, however, that, subject to the terms of this Agreement, the Borrower or any Subsidiary may make any Investment (as defined in the Secured Indenture or the Unsecured Indenture) pursuant to clause (a) or clause (c) of the definition of “Permitted Investments” (as set forth in the Secured Indenture or the Unsecured Indenture) without giving effect to any proviso contained therein.

(d)            If at any time during the Waiver Period and after the First Waiver Extension Date the Borrower or any of its Subsidiaries has Available Proceeds, then the Borrower shall, within fifteen Business Days of the date upon which such Available Proceeds are determined, apply 50% of such Available Proceeds to repay all or any portion of the Advances or any other Indebtedness that is pari passu in right of payment to the Obligations, in each case, subject to the terms of the documentation governing such Indebtedness; provided that any repayment of Indebtedness under any revolving credit agreement pursuant to this clause (d) shall be accompanied by a corresponding permanent reduction in the related revolving credit commitments.

(g)            The Existing Agreement shall be amended by adding Exhibit A and Exhibit B hereto as Exhibit I and Exhibit J, respectively, thereto.

(h)            Item 5.9(b) of Schedule II to the Existing Agreement shall be amended and restated in its entirety in the form of Schedule I hereto.

SECTION 2.  Conditions of Amendment Effectiveness. This Amendment shall become effective as of the date on which each of the following conditions has been satisfied (or waived) in accordance with the terms hereof (such date, the “Amendment Effective Date”):

(a)            The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment.

(b)            The Administrative Agent shall have received, for the account of each Lender who has delivered a counterpart to this Amendment, an amendment fee paid by or on behalf of the Borrower in an amount equal to 0.15% of the Revolving Credit Commitment of such Lender.

SECTION 3. Representation and Warranty of the Borrower. To induce the Lender Parties to enter into this Amendment, the Borrower represents and warrants that, as of the Amendment Effective Date:

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(a)            The representations and warranties contained in Article V (excluding, however, those contained in the last sentence of Section 5.6) of the Amended Agreement are true and correct in all material respects except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct, and

(b)            No Default, Prepayment Event or event which (with notice or lapse of time or both) would become a Prepayment Event has occurred and is continuing.

SECTION 4. Reference to and Effect on the Existing Agreement. On and after the effectiveness of this Amendment, each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement. The Existing Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Existing Agreement, nor constitute a waiver of any provision of the Existing Agreement. This Amendment shall be deemed to constitute a Loan Document.

SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other documents to be delivered hereunder (including the reasonable and documented fees and expenses of one counsel for the Administrative Agent and the Lender Parties with respect hereto and thereto; it being understood that the foregoing shall be limited to the reasonable and documented fees and expenses of Shearman & Sterling LLP) in accordance with the terms of the Amended Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 8. Incorporation of Terms. The provisions of Sections 11.13, 11.17 and 11.18 of the Existing Agreement shall be incorporated into this Amendment as if set out in full in this Amendment and as if references in those sections to “this Agreement” were references to this Amendment.

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SECTION 9. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 11.1 of the Amended Agreement.

SECTION 10. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Amended Agreement.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ROYAL CARIBBEAN CRUISES LTD.

By	/s/ ANTJE M. GIBSON
Name: Antje M. Gibson
Title: Vice President and Treasurer

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

The Bank of Nova Scotia

By	/s/ AJIT GOSWAMI
Name: Ajit Goswami
Title: Managing Director & Industry Head

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

BANK OF AMERICA, N.A.

By	/s/ BRIAN D. CORUM
Name: Brian D. Corum
Title: Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

DNB Capital LLC

By	/s/ AHELIA SINGH
Name: Ahelia Singh
Title: Assistant Vice President

By	/s/ MITA ZALAVADIA
Name: Mita Zalavadia
Title: Assistant Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Sumitomo Mitsui Banking Corporation

By	/s/ MICHAEL MAGUIRE
Name: Michael Maguire
Title: Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.
NEW YORK BRANCH

By	/s. BRIAN CROWLEY
Name: Brian Crowley
Title: Managing Director

By	/s/ MIRIAM TRAUTMANN
Name: Miriam Trautmann
Title: Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Regions Bank

By	/s/ CHERYL L. SHELHART
Name: Cheryl L. Shelhart
Title: Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ RYAN GARR
Name: Ryan Garr
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Banco Santander, S.A., New York Branch

By	/s/ RITA WALZ-CUCCIOLI
Name: Rita Walz-Cuccioli
Title: Executive Director

By	/s/ JUAN GALAN
Name: Juan Galan
Title: Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Truist Bank, formerly known as Branch Banking and Trust Company and successor by merger to Suntrust Bank

By	/s/ MAX N. GREER III
Name: Max N. Greer III
Title: Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

COMMERZBANK AG, NEW YORK BRANCH

By	/s/ MATHEW WARD
Name: Mathew Ward
Title: Director

By	/s/ BIANCA NOTARI
Name: Bianca Notari
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

MUFG BANK, LTD.,

By	/s/ GEORGE STOECKLEIN
Name: George Stoecklein
Title: Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

CIBC BANK USA

By	/s/ JAVIER GUTIERREZ
Name: Javier Gutierrez
Title: Managing Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Bayerische Landesbank, New York Branch

By	/s/ ROLF SIEBERT
Name: Rolf Siebert
Title: Executive Director

By	/s/ VARBIN STAYKOFF
Name: Varbin Staykoff
Title: Senior Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

BNP PARIBAS

By	/s/ JAMES GOODALL
Name: James Goodall
Title: Managing Director

By	/s/ KYLE FITZPATRICK
Name: Kyle Fitzpatrick
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

DZ BANK AG, Deutsche Zentral-
Genossenschaftsbank, New York Branch

By	/s/ HARRY MORENO
Name: Harry Moreno
Title: Senior Vice President

By	/s/ DANIEL TESCHNER
Name: Daniel Teschner
Title: Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Intesa Sanpaolo S.p.A. – New York Branch

By	/s/ NICOLA BAIOCCHI DI SILVESTRI
Name: Nicola Baiocchi Di Silvestri
Title: Managing Director & General Manager

By	/s/ DAVIDE CASALE
Name: Davide Casale
Title: Vice President & Relationship Manager

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

FIRST HORIZON BANK

By	/s/ DILIAN SCHULZ
Name: Dilian Schulz
Title: Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Citibank, N.A.

By	/s/ SIMON ROBERT TAYLOR
Name: Simon Robert Taylor
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

JPMORGAN CHASE BANK, N.A.

By	/s/ CODY A. CANAFAX
Name: Cody A. Canafax
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

MIZUHO BANK, LTD.

By	/s/ TRACY RAHN
Name: Tracy Rahn
Title: Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Industrial and Commercial Bank of China Limited, New York Branch

By	/s/ KAN CHEN
Name: Kan Chen
Title: Director

By	/s/ GANG DUAN
Name: Gang Duan
Title: Executive Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

SOCIETE GENERALE

By	/s/ SHELLEY YU
Name: Shelley Yu
Title: Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

TD BANK, N.A.

By	/s/ CRAIG WELCH
Name: Craig Welch
Title: Senior Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Barclays Bank PLC

By	/s/ MAY HUANG
Name: May Huang
Title: Assistant Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

HSBC Bank USA, N.A.

By	/s/ JUSTUS HANNA
Name: Justus Hanna
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Morgan Stanley Bank, N.A.

By	/s JONATHAN KERNER
Name: Jonathan Kerner
Title: Authorized Signatory

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

Morgan Stanley Senior Funding, Inc.

By	/s/ JONATHAN KERNER
Name: Jonathan Kerner
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

STANDARD CHARTERED BANK

By	/s/ JAMES BECK
Name: James Beck
Title: Associate Director

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

GOLDMAN SACHS BANK USA

By	/s/ JAMIE MINIERI
Name: Jamie Minieri
Title: Authorized Signatory

SIGNATURE PAGE	Royal Caribbean – Amendment

Lender Parties:

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE, NEW YORK BRANCH

By	/s/ DAVID A. LEECH
Name: David A. Leech
Title: Senior Vice President

By	/s/ RALF GOEBEL
Name: Ralf Goebel
Title: Vice President

SIGNATURE PAGE	Royal Caribbean – Amendment

Agent Parties:

The Bank of Nova Scotia

By	/s/ AJIT GOSWAMI
Name: Ajit Goswami
Title: Managing Director & Industry Head

SIGNATURE PAGE	Royal Caribbean – Amendment

Schedule I

Item 5.9(b): Vessels

Vessel	Owner	Flag
Sovereign	RCL Sovereign LLC	Malta
Empress of the Seas	Nordic Empress Shipping Inc.	Bahamas
Monarch	RCL Monarch LLC	Malta
Majesty of the Seas	Majesty of the Seas Inc.	Bahamas
Grandeur of the Seas	Grandeur of the Seas Inc.	Bahamas
Rhapsody of the Seas	Rhapsody of the Seas Inc.	Bahamas
Enchantment of the Seas	Enchantment of the Seas Inc.	Bahamas
Vision of the Seas	Vision of the Seas Inc.	Bahamas
Voyager of the Seas	Voyager of the Seas Inc.	Bahamas
Horizon	RCL Horizon LLC	Malta
Mariner of the Seas	Mariner of the Seas Inc.	Bahamas
Celebrity Millennium	Millennium Inc.	Malta
Explorer of the Seas	Explorer of the Seas Inc.	Bahamas
Celebrity Infinity	Infinity Inc.	Malta
Radiance of the Seas	Radiance of the Seas Inc.	Bahamas
Celebrity Summit	Summit Inc.	Malta
Adventure of the Seas	Adventure of the Seas Inc.	Bahamas
Navigator of the Seas	Navigator of the Seas Inc.	Bahamas
Celebrity Constellation	Constellation Inc.	Malta
Serenade of the Seas	Serenade of the Seas Inc.	Bahamas
Jewel of the Seas	Jewel of the Seas Inc.	Bahamas
Celebrity Xpedition	Oceanadventures S.A.	Ecuador
Freedom of the Seas	Freedom of the Seas Inc.	Bahamas
Azamara Journey	Azamara Journey Inc.	Malta
Azamara Quest	Azamara Quest Inc.	Malta
Liberty of the Seas	Liberty of the Seas Inc.	Bahamas
Independence of the Seas	Independence of the Seas Inc.	Bahamas
Celebrity Solstice	Celebrity Solstice Inc.	Malta
Celebrity Equinox	Celebrity Equinox Inc.	Malta
Oasis of the Seas	Oasis of the Seas Inc.	Bahamas
Celebrity Eclipse	Celebrity Eclipse Inc.	Malta

[Schedule I]

Vessel	Owner	Flag
Allure of the Seas	Allure of the Seas Inc.	Bahamas
Celebrity Silhouette	Celebrity Silhouette Inc.	Malta
Celebrity Reflection	Celebrity Reflection Inc.	Malta
Quantum of the Seas	Quantum of the Seas Inc.	Bahamas
Brilliance of the Seas	Brilliance of the Seas Shipping Inc.	Bahamas
Anthem of the Seas	Anthem of the Seas Inc.	Bahamas
Celebrity Xperience	Oceanadventures S.A.	Ecuador
Celebrity Xploration	Oceanadventures S.A.	Ecuador
Ovation of the Seas	Ovation of the Seas Inc.	Bahamas
Harmony of the Seas	Harmony of the Seas Inc.	Bahamas
Symphony of the Seas	Symphony of the Seas Inc.	Bahamas
Celebrity Edge	Celebrity Edge Inc.	Malta
Azamara Pursuit	Azamara Pursuit Inc.	Malta
Silver Cloud	Silver Cloud Shipping Co. Ltd.	Bahamas
Silver Wind	Silver Wind Shipping Ltd.	Bahamas
Silver Shadow	Silver Shadow Shipping Co. Ltd.	Bahamas
Silver Spirit	Silver Spirit Shipping Co. Ltd.	Bahamas
Silver Muse	Silver Muse Shipping Co. Ltd.	Bahamas
Silver Galapagos	Conodros CL	Ecuador
Spectrum of the Seas	Spectrum of the Seas Inc.	Bahamas
Celebrity Flora	Islas Galápagos Turismo y Vapores C.A.	Ecuador
Celebrity Apex	Celebrity Apex Inc.	Malta
Silver Origin	Silversea Cruises Ltd.	Bahamas

[Schedule I]